                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                                 /s/  ROBERT CARSWELL
                                          --------------------------------------
                                                     Robert Carswell

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                                  /s/  A. D. CORRELL
                                          --------------------------------------
                                                      A. D. Correll

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                               /s/  JEWEL PLUMMER COBB
                                          --------------------------------------
                                                    Jewel Plummer Cobb

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                                   /s/  JANE EVANS
                                          --------------------------------------
                                                        Jane Evans

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                                 /s/  DONALD V. FITES
                                          --------------------------------------
                                                     Donald V. Fites

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                             /s/  HARVEY C. FRUEHAUF, JR.
                                          --------------------------------------
                                                 Harvey C. Fruehauf, Jr.

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                               /s/  RICHARD V. GIORDANO
                                          --------------------------------------
                                                   Richard V. Giordano

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                                 /s/  DAVID R. GOODE
                                          --------------------------------------
                                                      David R. Goode

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                              /s/  T. MARSHALL HAHN, JR.
                                          --------------------------------------
                                                  T. Marshall Hahn, Jr.

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                               /s/  M. DOUGLAS IVESTER
                                          --------------------------------------
                                                    M. Douglas Ivester

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                                 /s/  FRANCIS JUNGERS
                                          --------------------------------------
                                                     Francis Jungers

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                                /s/  ROBERT E. McNAIR
                                          --------------------------------------
                                                     Robert E. McNair

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                                /s/  LOUIS W. SULLIVAN
                                          --------------------------------------
                                                    Louis W. Sullivan

                          GEORGIA-PACIFIC CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) a Registration Statement on Form S-3 covering $250,000,000 aggregate principal amount of unsubordinated non-convertible unsecured debt securities of the Corporation, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) any and all amendments to, and supplements to any prospectus contained in, the Registration Statement on Form S-3 No. 33-64673 (related to $250,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, Nos. 2-61238, 2-68688, 2-76072, 2-93184, 33-11341, 33-26985, 33-39693, 33-62498, 33-60933 (related to the 1978,
1980, 1982, 1984, 1987, 1989, 1991, 1993 and 1995 Employee Stock Purchase
Plans), Nos. 2-99380, 33-58664, 33-52823 (related to the 1984, 1993 and 1994
Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings Plan), No. 33-48329 (related to the Georgia-Pacific Corporation (GNN) Investment Plan For Union Employees), No. 33-48330 (related to the Georgia-Pacific Corporation Investment Plan For Certain Non-Union Hourly Employees of Butler Paper Company and Leaf River Forest Products, Inc.), No. 33-48331 (related to the Georgia-Pacific Corporation Supplemental Hourly 401(k) Savings Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (3) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1995; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of February, 1996.

                                                /s/  JAMES B. WILLIAMS
                                          --------------------------------------
                                                    James B. Williams